EXHIBIT 99.1

California United Bank August 16, 2012 Trading Symbol: CUNB www.cunb.com United in Our Dedication to Relationships

Forward-Looking Statements 2 This presentation contains certain forward-looking information about CU Bancorp and California United Bank (collectively the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There are a number of important factors that could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include but are not limited to lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for loan losses and a reduction in net earnings; increased competitive pressure among depository institutions; a change in the interest rate environment which reduces interest margins; asset/liability repricing risks and liquidity risks; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral security for the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements or changes adversely affecting the Company’s business; and changes in the securities markets. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the Company’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. The Company assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, read the Bank’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by the Bank with the FDIC and by CU Bancorp with the SEC. The documents filed with the FDIC and the SEC may be obtained at California United Bank’s website at www.cunb.com. These documents may also be obtained free of charge from California United Bank by directing a request to California United Bank, 15821 Ventura Boulevard, Suite 100, Encino, California 91436, Attention: Investors Relations. Telephone 818 257-7700. CALIFORNIA UNITED BANK United in Our Dedication to Relationships Who We Are 3 California United Bank is a premier community-based commercial bank servicing the Metropolitan Los Angeles, Orange, and Ventura County Markets Established by local business owners, and entrepreneurs in 2005 Eight full-service offices in Los Angeles, San Fernando Valley, Conejo Valley, Santa Clarita Valley, Simi Valley, South Bay, and Orange County (Anaheim and Irvine/Newport Beach) Servicing businesses, non-profit organizations, entrepreneurs, professionals, and high-net worth individuals Experienced management team with an established track record of delivering results Total assets continue to grow with more than $900 million in seven years (California United Bank prior to merger with Premier Commercial Bank) California United Bank grew total assets at a 41.0% CAGR and total deposits at a 50.5% CAGR since inception in 2005 through December 31, 2011 CALIFORNIA UNITED BANK United in Our Dedication to Relationships

4

Strategic Geographic Locations

California United Bank has a footprint that spans the most attractive markets in Southern California:

- Encino (2005) – Headquarters
- Los Angeles (2006)
- Santa Clarita Valley (2007)
- South Bay (2009) – Converted to a branch in 2010
- Glendale/San Gabriel Valley (2010) – Loan Production Office
- Orange County (2010) – Loan Production Office
- Simi Valley (2010) – Acquired from California Oaks State Bank
- Thousand Oaks (2010) – Acquired from California Oaks State Bank
- Anaheim (2012) – Acquired from Premier Commercial Bank
- Irvine/Newport Beach (2012) – Acquired from Premier Commercial Bank


CUNB Branch
CUNB LPO
PCB Branch

CALIFORNIA UNITED BANK

United in Our Dedication to Relationships

5

California United Bank – The Story

2005	2006/2007	2009	2010	2011	2012
May 6, 2005 Completes IPO of $35 million at $10 per share	*June 19, 2006* Opens new regional branch office in West Los Angeles	*Jan. 12, 2009* Chooses to not participate in TARP, turning down $8.3 million	*Feb. 1, 2010* Hires 13 former First Regional bankers	*April 7, 2011* Completes a private offering of $10.3 million in common stock at $12.75 per share (1.25 x book value)	*June 30, 2012* Reaches $908 million in total assets
May 23, 2005 Commences operations as a commercial bank	*Jan. 12, 2007* Completes second offering of $22 million at $16.50 per share	*March 31, 2009* Exceeds $400 million in total assets	*March 11, 2010* Opens LPO in Glendale/San Gabriel Valley	*June 30, 2011* Reaches $797 million in total assets	*July 31, 2012* Forms bank holding company, CU Bancorp and completes merger with Premier Commercial Bancorp and Premier Commercial Bank
Dec. 31, 2005 Surpasses $100 million in total assets after second full quarter of operations	*May 23, 2007* Opens new regional branch office in Santa Clarita	*Sep. 21, 2009* Opens South Bay commercial center in Gardena, CA	*June 30, 2010* Passes $500MM in total assets	*November 7, 2011* Integrated Bank and California Oaks State Bank on single robust system platform	
	Dec. 31, 2007 Reports a profit of $29 thousand in second full year of operation and reaches $260 million in total assets	*Dec. 31, 2009* Announces 2009 net income of $745 thousand with total assets of $457 million	*July 19, 2010* Opens LPO in Orange County	*December 9, 2011* Announces merger agreement with Premier Commercial Bancorp with $450 million in assets	
			Nov. 15, 2010 Opens new South Bay branch		
			Dec. 31, 2010 Completes acquisition of California Oaks State Bank		

CALIFORNIA UNITED BANK

United in Our Dedication to Relationships

Why We Are Different 6 California United Bank sets itself apart from other banks in the following ways: CUNB has been engaged in the successful practice of business banking since its inception Executive team has extensive experience building high performing banks Follows a very basic and proven model to build shareholder value CUNB operates in one of the biggest markets for small-to medium-sized businesses in the U.S. There is a compelling need and opportunity for an independent business bank in Southern California which is currently dominated by behemoth banks Proven ability to attract top bankers Local advisory boards guide the Bank in its respective business communities History of disciplined underwriting and stellar credit quality Executive team has proven track record of identifying, acquiring, and successfully integrating banks CALIFORNIA UNITED BANK United in Our Dedication to Relationships Dedicated to the Community7 CUNB employees are involved in their local communities Strong cultural value demonstrates that supporting the community is also good business CUNB supports over 75 charities throughout Southern California financially and with volunteer hours Utilize local advisory boards to help guide the Bank in its respective markets “Outstanding” CRA Rating CALIFORNIA UNITED BANK United in Our Dedication to Relationships

8

Experienced Management

Name	Title	Functional	Banking Exp	CUB Tenure
David Rainer	President	Chief Executive Officer	32 years	7 years
Anne Williams	EVP	Chief Operating Officer & Chief Credit Officer	32 years	7 years
Karen Schoenbaum	EVP	Chief Financial Officer	19 years	3 years
Anita Wolman	EVP	General Counsel	35 years	7 years
Sam Kunianski	EVP	Executive Manager - Commercial and Private Banking	28 years	6 years
William Sloan	EVP	Executive Manager – Real Estate and Santa Clarita Regional Manager	28 years	7 years
Stephen Pihl	EVP	Executive Manager - Orange County Regional Manager	25 years	New addition*

*Formerly EVP at Premier Commercial Bank, N.A.

CALIFORNIA UNITED BANK

United in Our Dedication to Relationships

10

Our Growth Strategy

Organic

- De novo regional offices with strong local leadership
- Hire "in market" talent
- Offer sophisticated products/solutions
- Expertise in C&I and Commercial Real Estate lending
- Relationship based business
- Distinguish by service
- **New SBA lending expertise provided by PCB**

Acquisitions

- California Oaks State Bank (12/31/10)
- Premier Commercial Bank (7/31/12)

CALIFORNIA UNITED BANK

United in Our Dedication to Relationships

Asset Growth 11 $102 $178 $260 $379 $457 $756 $800 $908 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2005 2006 2007 2008 2009 2010 2011 6/30/2012 ($ Millions) CALIFORNIA UNITED BANK United in Our Dedication to Relationships Loan Growth 12 $35 $96 $162 $232$263 $421 $489$488 $0$100$200 $300 $400 $500 $600 2005 2006 2007 2008 2009 2010 2011 6/30/2012 ($ Millions) CALIFORNIA UNITED BANK United in Our Dedication to Relationships

Deposit Growth 13 s $60 $116 $191 $246 $346 $658 $691 $794 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2005 2006 2007 2008 2009 2010 2011 6/30/2012 ($ Millions) CALIFORNIA UNITED BANK United in Our Dedication to Relationship CALIFORNIA UNITED BANK PCB Southern California’s Preeminent Business Bank CALIFORNIA UNITED BANK United in Our Dedication to Relationships

Southern California’s Preeminent Business Bank 15 Creates one of Los Angeles/Orange County’s largest independent commercial banking franchises focused exclusively in the market Partners two of Southern California’s strongest commercial banks; strengthening the pro forma franchise for long-term earnings growth and shareholder valuation creation The critical mass of a larger institution will enable the pro forma bank to expand available services and penetrate additional markets The transaction will be beneficial for stakeholders in both organizations: creating value for shareholders, employees, customers, and the Southern California communities CALIFORNIA UNITED BANK United in Our Dedication to Relationships Merger of Two Powerful Franchises 16 CALIFORNIA UNITED BANK PCB Low Cost Deposits C&I Lending Expertise Attractive Locations Strong Credit Quality Experienced Management Team SBA Expertise Real Estate Lending Expertise Attractive Orange County Market Strong Credit Quality Experienced Management Team CALIFORNIA UNITED BANK United in Our Dedication to Relationships

United in Our Dedication to Relationships Pro Forma Bank Composition* 17 PCBP $414 CUNB $908 Total Assets ($M) $1,322 PCBP $358 CUNB $794 Total Deposits ($M) $1,152 PCBP $298 CUNB $488 Total Gross Loans ($M) $786 PCBP $39 CUNB $76 Tangible Common Equity ($M)* $116 *Amounts are based on the combined Bank balances as of June 30, 2012; excluding any holding company balances and adjustments, except for the Tangible Common Equity balances which include purchase accounting adjustments identical to those reported by CU Bancorp in the March 31, 2012 balances reflected in the S-4. An Abundance of Synergies 18 Combined breadth of products and services will increase business development capabilities throughout footprint PCB’s award-winning SBA lending platform will be leveraged throughout CUB’s markets Opportunities to improve PCB’s deposit mix and reduce funding costs Elimination of redundancies will provide meaningful cost savings and enhance efficiencies Greater scale will enable better absorption of increasing regulatory compliance costs 1+1 = 3 CALIFORNIA UNITED BANK United in Our Dedication to Relationships

United in Our Dedication to Relationships The Formula for Increased Shareholder Value 19 Higher revenue Lower cost structure Higher earnings (after merger-related expenses) Increased ROA and ROE Higher market cap The combined CUB/PCB franchise is expected to result in: Increased Shareholder Value Shifting from Growth to High Performance 20 Growth Investment in strategic locations Have taken advantage of market conditions to invest in talent Belief that there are advantages at $1 billion+ i.e. “scarcity value” Infrastructure in place to support future growth Earnings Balance sheet poised for rising rate environment CALIFORNIA UNITED BANK United in Our Dedication to Relationships

United in Our Dedication to Relationships Contact Information 21 For more information, please contact: – Karen Schoenbaum, CFO (818) 257-7700 kschoenbaum@cunb.com